Exhibit 32

CERTIFICATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 (the “Report”) of Parke Bancorp, Inc. (the “Company”) as filed with the Securities and Exchange Commission, we, Vito S. Pantilione, President and Chief Executive Officer, and F. Steven Meddick, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2008

/s/ F. Steven Meddick	/s/ Vito S. Pantilione
F. Steven Meddick	Vito S. Pantilione
Executive Vice President and Chief	President and Chief Executive Officer
Financial Officer	(Principal Executive Officer)
(Principal Accounting Officer)